                                                                       Exhibit 4

                             Joint Filing Agreement

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of U.S. Office Products Company and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

     IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Agreement this 19th day of June, 1998.

                             CDR-PC ACQUISITION, L.L.C.

                             By:
                                ---------------------------------------------
                                Name:
                                Title:

                             CLAYTON, DUBILIER & RICE FUND V
                              LIMITED PARTNERSHIP

                             By:  CD&R Associates V Limited Partnership,
                                   the General Partner

                             By:  CD&R Investment Associates II, Inc.,
                                   its managing general partner.

                             By:
                                ---------------------------------------------
                                Name:
                                Title:

                             CD&R ASSOCIATES V LIMITED PARTNERSHIP

                             By:  CD&R Investment Associates II, Inc.,
                                   its managing general partner.

                             By:
                                ---------------------------------------------
                                Name:
                                Title:


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                             CD&R INVESTMENT ASSOCIATES II, INC.

                             By:
                                ---------------------------------------------
                                Name:
                                Title: